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                                       101 Federal Street        Telephone
Lane Altman & Owens LLP                Boston, Massachusettes    617 345-9800
   Counsellors at Law
                                                                 Telefax
                                                                 617 345-9400


                                       September 3, 1998




Barry Fink, Vice President
   and General Counsel
Morgan Stanley Dean Witter Advisors, Inc.
Two World Trade Center
New York, NY 10048

     RE:  MORGAN STANLEY DEAN WITTER VALUE FUND
          -------------------------------------


Dear Sir,

     We understand that the trustees (the "Trustees") of Morgan Stanley Dean Witter Value Fund, a Massachusetts business trust (the "Trust"), intend, on or about the date hereof, to cause to be filed on behalf of the Trust a Pre-effective Amendment No. 1 to the Resistration Statement No. 333-58643 (as amended, the "Registration Statement") for the purpose of registering for sale Shares of Beneficial Interest, $.01 par value, of the Trust (the "Shares"). We further understand that the Shares will be issued and sold pursuant to a distribution agreement (the "Distribution Agreement") to be entered into between the Trust and Morgan Stanley Dean Witter Distributors, Inc.

     You have requested that we act as special counsel to the Trust regarding certain matters of Massachusetts law respecting the organization of the Trust, and in such capacity we are furnishing you with this opinion.

     The Trust is organized under a Declaration of Trust dated June 9, 1998 (the "Trust Agreement"). The Trustees (as defined in the Trust Agreement) have the powers set forth in the Trust Agreement, subject to the terms, provisions and conditions therein provided.

     In connection with the opinions set forth herein, you and the Trust have provided to us originals, copies or facsimile transmissions of, and we have reviewed and relied upon, among other things; a copy of the Trust Agreement; form of the Distribution Agreement; and the Registration Statement (including the exhibits thereto). We have assumed that the by-laws filed as an exhibit to the Registration Statement have been duly adopted by the Trustees. We have also reviewed and relied upon a certificate of the Secretary of State of the Commonwealth of Massachusetts dated September 2, 1998 attesting to the existence of the Trust.


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Barry Fink, Vice President
   and General Counsel
Morgan Stanley Dean Witter Advisors, Inc.
Two World Trade Center
New York, NY 10048


     In rendering this opinion we have assumed, without independent verification, (i) the due authority of all individuals signing in representative capacities and the genuiness of signatures, (ii) the authenticity, completeness and continued effectiveness of all documents or copies furninshed to us, (iii) that resolutions with respect to the filing of the Registration Statement, the adoptionn of all instruments attached as exhibits thereto, and the taking of all actions contemplated thereby, have been duly adopted by the Trustees and shareholders, as applicable, and (iv) that no amendments, agreements, resolutions or actions have been approved, executed or adopted which would limit, supersede or modify the items described above. We have also examined such questions of law as we have concluded necessary or appropriate for purposes of the opinions expressed below. Where documents are referred to in resolutions approved by the Trustees, or in the Registration Statement, we assume such documents are the same as in the most recent form provided to us, whether as an exhibit to the Registration Statement, or otherwise. When any opinion set forth below relates to the existence or standing of the Trust, such opinion is based entirely upon and is limited by the items referred to above, and we understand that the foregoing assumptions, limitations and qualifications are acceptable to you.

     Based upon the foregoing, and with respect to Massachusetts law only (except that no opinion is herein expressed with respect to compliance with the Massachusetts Uniform Securities Act), to the extent that Massachusetts law may be applicable, and without reference to the laws of any of the other several states of the United States of America, including State and Federal securities laws, we are of the opinion that:

     1. The Trust is a business trust with transferable shares, organized in compliance with the requirements of The Commonwealth of Massachusetts and the Trust Agreement is legal and valid.

     2. The Shares to which the Registraiton Statement relates and which are to be registered under the Securities Act of 1933, as amended, will be legally and validly issued upon receipt by the Trust Agreement. We are further of the opinion that such Shares, when issued, will be fully paid and non-assessable by the Trust.

     We understand that you will rely on this opinion solely in connection with your opinitonn to be filed with the Securities and Exchange Commission as an Exhibit to the Registration Statement. We hereby consent to such use of this opinion and we also consent to the filing of said opinion with the Securities and Exchange Commission. In so consenting, we do not thereby admit to be within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                              Very truly yours,

                                              /s/ Lane Altman & Owens LLP
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                                                  LANE ALTMAN & OWENS LLP